UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth under Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 3, 2025, Alexander & Baldwin, Inc. (the "Company") and its wholly owned subsidiaries, Alexander & Baldwin Investments, LLC, Alexander & Baldwin, LLC, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, and Alexander & Baldwin, LLC, Series M entered into a First Amendment to the Fourth Amended and Restated Credit Agreement ("A&B Revolver") with Bank of America N.A., as administrative agent, First Hawaiian Bank, KeyBank National Association, Wells Fargo Bank, National Association, and other lenders party thereto, which amended the existing $450 million committed revolving credit facility ("Revolving Credit Facility").

The terms of the A&B Revolver are substantially unchanged from the preceding Revolving Credit Facility, with the following changes:
•Creation of a new term loan facility ("Term Loan Facility") that permits the Company to request up to three borrowings through May 3, 2026 with a total available commitment of up to $200 million.
◦Borrowings under the Term Loan Facility must be at least $150 million in the first request which must occur upon closing of the A&B Revolver, while the second and third borrowing must be at least $25 million each, if there is any available commitment remaining after the first and/or second borrowing.
◦Maturity date of November 3, 2030 for all borrowings under the Term Loan Facility.
◦Updated financials-based and ratings-based pricing grids to include the Term Loan Facility applicable rate.
•Removal of the SOFR Adjustment of 0.10%.

The original pricing grids under the Company's Revolving Credit Facility and the amended pricing grids as provided in the A&B Revolver are as follows:

Original Pricing Grid:
Financials-Based Applicable Rate

Pricing Level	Total Debt to Total Adjusted Asset Value Ratio	Term SOFR and Daily Simple SOFR	Base Rate	Letter of Credit Fee
I	<35.00%	1.05%	0.05%	1.05%
II	>35.00% - <40.00%	1.10%	0.10%	1.10%
III	>40.00% - <45.00%	1.15%	0.15%	1.15%
IV	>45.00% - <50.00%	1.25%	0.25%	1.25%
V	>50.00% - <55.00%	1.30%	0.30%	1.30%
VI	>55.00%	1.50%	0.50%	1.50%

Ratings-Based Applicable Rate

Pricing Level	Debt Rating	Term SOFR and Daily Simple SOFR	Base Rate	Letter of Credit Fee
I	> A-/A3/A-	0.725%	—%	0.725%
II	BBB+/Baa1/BBB+	0.775%	—%	0.775%
III	BBB/Baa2/BBB	0.850%	—%	0.850%
IV	BBB-/Baa3/BBB-	1.050%	0.050%	1.050%
V	<BBB-/Baa3/BBB-	1.400%	0.400%	1.400%

Amended Pricing Grid:
Financials-Based Applicable Rate

Pricing Level	Total Debt to Total Adjusted Asset Value Ratio	Revolving Credit Facility Term SOFR and Daily Simple SOFR and Letter of Credit Fee	Revolving Credit Facility Base Rate	Term Loan Facility Term SOFR and Daily Simple SOFR	Term Loan Facility Base Rate
I	<35.00%	1.05%	0.05%	1.15%	0.15%
II	>35.00% - <40.00%	1.10%	0.10%	1.20%	0.20%
III	>40.00% - <45.00%	1.15%	0.15%	1.25%	0.25%
IV	>45.00% - <50.00%	1.25%	0.25%	1.35%	0.35%
V	>50.00% - <55.00%	1.30%	0.30%	1.45%	0.45%
VI	>55.00%	1.50%	0.50%	1.60%	0.60%

Ratings-Based Applicable Rate

Pricing Level	Total Debt to Total Adjusted Asset Value Ratio	Revolving Credit Facility Term SOFR and Daily Simple SOFR and Letter of Credit Fee	Revolving Credit Facility Base Rate	Term Loan Facility Term SOFR and Daily Simple SOFR	Term Loan Facility Base Rate
I	> A-/A3/A-	0.725%	—%	0.800%	—%
II	BBB+/Baa1/BBB+	0.775%	—%	0.850%	—%
III	BBB/Baa2/BBB	0.850%	—%	0.950%	—%
IV	BBB-/Baa3/BBB-	1.050%	0.050%	1.200%	0.020%
V	<BBB-/Baa3/BBB-	1.400%	0.400%	1.600%	0.600%

On November 3, 2025, concurrent with the closing of the A&B Revolver, the Company made its first borrowing request of the entire $200 million commitment under the Term Loan Facility and used the proceeds to repay the outstanding revolving credit facility balance on the A&B Revolver of $191 million as of that date in full, plus accrued interest. As of November 3, 2025, the Term Loan Facility has a stated interest rate of 1-month Term SOFR plus 1.15% based upon the financials-based pricing grid.

On November 3, 2025, the Company entered into a $70 million 1-month Term SOFR interest rate swap that fixes the rate through maturity at 4.57% (inclusive of the financials-based applicable rate of 1.15%). Additionally, the preexisting $73 million and $57 million interest rate swaps hedging borrowings under the revolving credit facility at a weighted average fixed rate of 4.76% are now hedging borrowings under the Term Loan Facility. As a result, the $200 million borrowing under the Term Loan Facility is swapped through maturity to a 4.69% weighted average fixed rate through these three interest rate swaps.

The foregoing description of the terms of the A&B Revolver is qualified in its entirety by reference to the A&B Revolver, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On November 6, 2025, the Company issued a press release announcing the A&B Revolver. This information is being furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

10.1
First Amendment to the Fourth Amended and Restated Credit Agreement by and among Alexander & Baldwin, Inc., Alexander & Baldwin Investments, LLC, Alexander & Baldwin, LLC, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, Alexander & Baldwin, LLC, Series M, Bank of America N.A., First Hawaiian Bank, KeyBank National Association, Wells Fargo Bank, National Association, and other lenders party thereto, dated November 3, 2025.

99.1	Press Release issued by Alexander & Baldwin, Inc. on November 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  November 6, 2025

                        ALEXANDER & BALDWIN, INC.

                        /s/ Clayton K.Y. Chun
                        Clayton K.Y. Chun
                        Executive Vice President,
                        Chief Financial Officer and Treasurer